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                                                                    EXHIBIT 32.2

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Farmers & Merchants Bancorp, Inc. on Form 10-Q for the period ending June 30, 2003, as filed with the Securities and Exchange Commission ("the report"), I, Barbara J. Britenriker, Senior Vice-President and Chief Financial Officer, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Farmers & Merchants Bancorp, Inc. as of the dates and for the periods expressed in the Report.


Date:       August 13, 2003               /s/ Barbara J. Britenriker
            -----------------------       --------------------------------------
                                          Barbara J. Britenriker, Senior
                                          Vice-President Chief Financial Officer






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